UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2026

KKR Enhanced US Direct Lending Fund-L Inc.

(Exact name of registrant as specified in its charter)

Delaware	814-01724	99-6101395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street 50th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

(415) 315-3620

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
(indicate by check mark)
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2026, the Board of Directors (the “Board”) of KKR Enhanced US Direct Lending Fund-L Inc. (the “Company”) appointed Mr. Shawn Donovan as Secretary and Vice President of the Company, effective as of March 31, 2026. In connection with the appointment of Mr. Donovan, Ms. Lori Hoffman resigned in her capacity as Secretary and Vice President of the Company, effective as of March 31, 2026. Ms. Hoffman’s resignation as Secretary and Vice President of the Company was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Donovan has not been appointed to serve as Secretary and Vice President pursuant to any agreement or understanding with the Company or any other person. There is no family relationship between Mr. Donovan and any of the Company’s Directors or other executive officers, and there are no related party transactions with regard to Mr. Donovan that are reportable under Item 404(a) of Regulation S-K. Mr. Donovan will not receive any direct compensation from the Company.

Set forth below is biographical information pertaining to Mr. Donovan:

Mr. Donovan, age 39, has been a Principal at KKR Credit Advisors (US) LLC since January 2024. Previously, Mr. Donovan was an Associate at Ropes & Gray LLP, where he advised registered investment companies (including closed-end funds and business development companies) and their investment advisers and boards of directors on a variety of regulatory, compliance, and business matters. Prior to Ropes & Gray, Mr. Donovan was Counsel at Allianz Global Investors. He holds a B.A. from University of Massachusetts, Boston and a J.D. from University of Pennsylvania Law School.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR ENHANCED US DIRECT LENDING FUND-L INC.

Date: March 17, 2026	By:	/s/ Thomas Murphy
Thomas Murphy
Chief Financial Officer